Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2017
Accrued Expenses and Other Current Liabilities [Abstract]
Accrued And Other Current Liabilities [Text Block]
10. Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	December 31,
	2016	2017
Other taxes payable	$901,027	$1,344,814
Accrued employee payroll and welfare	3,618,234	1,685,492
Other payable	608,232	832,548
Accrued expenses	3,574,243	4,717,604
Advances from customers	430,430	63,298

	$9,132,166	$8,643,756

Other taxes payable mainly consist of value-added tax and related surcharges and PRC individual income tax of employees withheld by the Company. The Company’s PRC subsidiaries are subject to value-added tax at a rate of 17% on product purchases and sales. Value-added tax payable on sales is computed net of value-added tax paid on purchases.